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                             ARAMEX INTERNATIONAL LIMITED


                                  STOCK OPTION PLAN



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                                  TABLE OF CONTENTS

                                                                            Page

SECTION 1  EFFECTIVE DATE AND PURPOSE.......................................  1
    1.1  Effective Date of Plan.............................................  1
    1.2  Purpose of Plan....................................................  1

SECTION 2
    DEFINITIONS.............................................................  1
    2.1  "Board"............................................................  1
    2.2  "Code".............................................................  1
    2.3  "Committee"........................................................  1
    2.4  "Company"..........................................................  1
    2.5  "Consultant".......................................................  1
    2.6  "Director".........................................................  1
    2.7  "Disability".......................................................  2
    2.8  "Employee".........................................................  2
    2.9  "Fair Market Value"................................................  2
    2.10 "Fiscal Year"......................................................  2
    2.11 "Grant Date".......................................................  2
    2.12 "Incentive Stock Option"...........................................  2
    2.13 "Nonemployee Director".............................................  2
    2.14 "Nonqualified Stock Option"........................................  2
    2.15 "Option"...........................................................  2
    2.16 "Option Agreement".................................................  2
    2.17 "Option Price".....................................................  2
    2.18 "Participant"......................................................  3
    2.19 "Plan".............................................................  3
    2.20 "Shares"...........................................................  3
    2.21 "Subsidiary".......................................................  3
    2.22 "Termination of Service"...........................................  3

SECTION 3  ADMINISTRATION...................................................  3
    3.1  The Committee......................................................  3
    3.2  Authority of the Committee.........................................  3
    3.3  Delegation by the Committee........................................  4
    3.4  Decisions Binding..................................................  4

SECTION 4  SHARES SUBJECT TO THE PLAN.......................................  4
    4.1  Number of Shares...................................................  4
    4.2  Lapsed Options.....................................................  4
    4.3  Adjustments in Options and Authorized Shares.......................  4

SECTION 5  OPTIONS..........................................................  5
    5.1  Grant of Options...................................................  5
    5.2  Option Agreement...................................................  5

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    5.3  Option Price.......................................................  5
         5.3.1  Nonqualified Stock Options..................................  5
         5.3.2  Incentive Stock Options.....................................  5
         5.3.3  Substitute Options..........................................  5
    5.4  Exercisability of Options..........................................  6
    5.5  Expiration of Options..............................................  6
         5.5.1  Expiration Dates............................................  6
         5.5.2  Death of Participant........................................  6
         5.5.3  Committee Discretion........................................  6
    5.6  Payment............................................................  6
    5.7  Restrictions on Share Transferability..............................  7
    5.8  Certain Additional Provisions for Incentive Stock Options..........  7
         5.8.1  Exercisability..............................................  7
         5.8.2  Termination of Service......................................  7
         5.8.3  Employees Only..............................................  7
         5.8.4  Expiration..................................................  7
         5.8.5  Certain Employees Only......................................  8
    5.9  Grant of Reload Options............................................  8

SECTION 6  MISCELLANEOUS....................................................  8
    6.1  No Effect on Employment or Service.................................  8
    6.2  Participation......................................................  8
    6.3  Indemnification....................................................  8
    6.4  Successors.........................................................  9
    6.5  Beneficiary Designations...........................................  9
    6.6  Nontransferability of Options......................................  9
    6.7  No Rights as Shareholder...........................................  9
    6.8  Withholding Requirements........................................... 10
    6.9  Withholding Arrangements........................................... 10
    6.10  Deferrals......................................................... 10

SECTION 7  AMENDMENT, TERMINATION, AND DURATION............................. 10
    7.1  Amendment, Suspension, or Termination.............................. 10
    7.2  Duration of the Plan............................................... 10

SECTION 8  LEGAL CONSTRUCTION............................................... 11
    8.1  Gender and Number.................................................. 11
    8.2  Severability....................................................... 11
    8.3  Requirements of Law................................................ 11
    8.4  Governing Law...................................................... 11
    8.5  Captions........................................................... 11

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                             ARAMEX INTERNATIONAL LIMITED
                                  STOCK OPTION PLAN


          ARAMEX INTERNATIONAL LIMITED, hereby adopts the Aramex International Limited Stock Option Plan, as follows:

                                      SECTION 1
                              EFFECTIVE DATE AND PURPOSE

          1.1 EFFECTIVE DATE OF PLAN. The Plan is effective as of the date on which the Company's Registration Statement on Form F-1 (the "Registration Statement") covering the initial public offering of its Shares is declared effective by the Securities and Exchange Commission.

          1.2 PURPOSE OF PLAN. The Plan is intended to increase incentive and to encourage Share ownership on the part of Employees, Consultants and Nonemployee Directors. The Plan also is intended to further the growth and profitability of the Company.


                                      SECTION 2
                                     DEFINITIONS

          The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

          2.1  "BOARD" means the Board of Directors of the Company.

          2.2 "CODE" means the Internal Revenue Code of 1986, as amended and in effect in the United States of America. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

          2.3 "COMMITTEE" means the committee appointed by the Board (pursuant to Section 3.1) to administer the Plan.

          2.4 "COMPANY" means Aramex International Limited, a Bermuda corporation, or any successor thereto.

          2.5 "CONSULTANT" means any consultant, independent contractor, or other person who provides significant services to the Company or its Subsidiaries, but who is neither an Employee nor a Director.

          2.6  "DIRECTOR" means any individual who is a member of the Board.

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          2.7  "DISABILITY" means a permanent and total disability within the meaning of section 22(e)(3) of the Code; provided, however, that in the case of Nonqualified Stock Options, the Committee, in its discretion, may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by it from time to time.

          2.8 "EMPLOYEE" means any employee of the Company or of a Subsidiary, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

          2.9 "FAIR MARKET VALUE" means the average of the highest and lowest quoted selling prices for Shares on the relevant date, or if there were no sales on such date, the weighted average of the means between the highest and lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding sentence, in the case of Options granted on the date specified in Section 1.1, "FAIR MARKET VALUE" means the initial public offering price per Share as set forth on the cover page of the final Prospectus contained in the Registration Statement.

          2.10 "FISCAL YEAR" means the fiscal year of the Company.

          2.11 "GRANT DATE" means, with respect to an Option, the date on which the Option was granted.

          2.12 "INCENTIVE STOCK OPTION" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

          2.13 "NONEMPLOYEE DIRECTOR" means a Director who is not an Employee.

          2.14 "NONQUALIFIED STOCK OPTION" means an Option to purchase Shares which is not intended to be an Incentive Stock Option.

          2.15 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

          2.16 "OPTION AGREEMENT" means the written agreement setting forth the terms and provisions applicable to each Option.

          2.17 "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

          2.18 "PARTICIPANT" means an Employee, Consultant or Nonemployee Director to whom an Option has been granted.

          2.19 "PLAN" means the Aramex International Limited Stock Option Plan, as set forth in this instrument and as hereafter amended from time to time.

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          2.20 "SHARES" means the shares of the Company's common stock, $.01 par value.

          2.21 "SUBSIDIARY" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

          2.22 "TERMINATION OF SERVICE" means (a) in the case of an Employee, a termination of the employee-employer relationship between the Employee and the Company or a Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of a Subsidiary, but excluding any such termination where there is a simultaneous reemployment by the Company or a Subsidiary; (b) in the case of a Consultant, a termination of the service relationship between the Consultant and the Company or a Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of a Subsidiary, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by the Company or a Subsidiary; and (c) in the case of a Nonemployee Director, a termination of the Nonemployee Director's service on the Board for any reason.


                                      SECTION 3
                                    ADMINISTRATION

          3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall consist of not less than two (2) Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. Notwithstanding any contrary Plan provision, the Board shall have all of the authority granted under the Plan to the Committee, and may exercise all of the Committee's powers, during the period prior to the time when the members of the Committee are first appointed by the Board.

          3.2 AUTHORITY OF THE COMMITTEE. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (a) determine which Employees shall be granted Options,
(b) determine which Consultants and Nonemployee Directors shall be granted Nonqualified Stock Options, (c) prescribe the terms and conditions of Options,
(d) interpret the Plan and any Option Agreement, (e) adopt such procedures and subplans as are necessary or appropriate to permit Employees, Consultants and Nonemployee Directors who are foreign nationals or employed outside of the United States to participate in the Plan, (f) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (g) interpret, amend or revoke any such rules.

          3.3 DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that unless otherwise determined by the Board, the Committee may not delegate its authority and

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powers in any way which would jeopardize the Plan's qualification under section 162(m) of the Code.

          3.4 DECISIONS BINDING. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.


                                      SECTION 4
                              SHARES SUBJECT TO THE PLAN

          4.1  NUMBER OF SHARES.  Subject to adjustment as provided in
Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 400,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

          4.2 LAPSED OPTIONS. If an Option (or portion thereof) terminates, expires, or lapses for any reason, any Shares subject to such Option again shall be available to be the subject of an Option.

          4.3 ADJUSTMENTS IN OPTIONS AND AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and/or class of Shares which may be delivered under the Plan, the number, class, and Option Price of Shares subject to outstanding Options, and the numerical limit of Section 5.1, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or
diminution of such Options.   Notwithstanding the preceding sentence, the number
of Shares subject to any Option always shall be a whole number.


                                      SECTION 5
                                       OPTIONS

          5.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Consultants and Nonemployee Directors at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option and the terms and conditions of each such Option, consistent with the Plan; provided, however, that during any Fiscal Year, no Participant shall be granted Options covering more than 250,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

          5.2 OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Option Agreement also shall

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specify whether the Option is intended to be an Incentive Stock Option or a
Nonqualified Stock Option.

          5.3 OPTION PRICE. Subject to the provisions of this Section 5.3, the Option Price for each Option shall be determined by the Committee in its sole discretion.

               5.3.1 NONQUALIFIED STOCK OPTIONS. In the case of a Nonqualified Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

               5.3.2 INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

               5.3.3 SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or a Subsidiary consummates a transaction described in section 424(a) of the Code (E.G., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Consultants on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the option price of such substitute Options.

          5.4 EXERCISABILITY OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee, in its sole discretion, shall determine. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

          5.5  EXPIRATION OF OPTIONS.

               5.5.1 EXPIRATION DATES. Each Option shall terminate no later than the first to occur of the following events:

               (a) The date for termination of the Option set forth in the related Option Agreement; or

               (b)  The expiration of ten (10) years from the Grant Date; or

               (c) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than the Participant's death or Disability; or

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               (d)  The expiration of one (1) year from the date of the
     Participant's Termination of Service by reason of Disability.

               5.5.2 DEATH OF PARTICIPANT. Notwithstanding Section 5.5.1, if a Participant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to one (1) year after the date of death.

               5.5.3 COMMITTEE DISCRETION. Subject to the limits of Section 5.5.1(b), 5.5.2 and 5.8, the Committee, in its sole discretion, (a) shall provide in each Option Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option.

          5.6 PAYMENT. Options shall be exercised by the delivery by the Participant (or other person then entitled to exercise such Option or portion thereof) a written notice of exercise to the Secretary of the Company (or his or her designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

          Upon the exercise of any Option, the Option Price shall be payable to the Company in full in cash or its equivalent, in whichever currency is set forth in the Option Agreement. The Committee, in its sole discretion, also may permit exercise (a) by the tender of previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan and applicable law.

          As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

          5.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to any domestic or foreign laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky laws.

          5.8 CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS. Notwithstanding any contrary Plan provision:

               5.8.1 EXERCISABILITY. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed U.S.$100,000.

               5.8.2 TERMINATION OF SERVICE. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any
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reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the related Option Agreement or the Committee permits later exercise.

               5.8.3 EMPLOYEES ONLY. Incentive Stock Options may be granted only to persons who are Employees on the Grant Date (I.E., Consultants and Nonemployee Directors shall not be eligible to receive Incentive Stock Options). means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               5.8.4 EXPIRATION. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.

               5.8.5 CERTAIN EMPLOYEES ONLY. Incentive Stock Options may be granted only to persons who are Employees of the Company or of a "Fifty Percent Subsidiary" on the Grant Date. For purposes of this Section 5.8.5, the term "Fifty Percent Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          5.9 GRANT OF RELOAD OPTIONS. The Committee may provide in an Option Agreement that a Participant who exercises all or part of an Option by payment of the Option Price with already-owned Shares (if applicable), shall be granted an additional option (a "RELOAD OPTION") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Option Price shall be determined as of the Grant Date.


                                      SECTION 6
                                    MISCELLANEOUS

          6.1 NO EFFECT ON EMPLOYMENT OR SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, a Participant's transfer of employment between the Company and any one of its Subsidiaries (or

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between Subsidiaries) shall not be deemed a Termination of Service.  Employment or service with the Company and its Subsidiaries is on an at-will basis only.

          6.2 PARTICIPATION. No Employee, Consultant or Nonemployee Director shall have the right to be selected to receive an Option under this Plan, or, having been so selected, to be selected to receive a future Option.

          6.3 INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Option Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; PROVIDED THAT this indemnification shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Bye-laws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

          6.4 SUCCESSORS. All obligations of the Company under the Plan, with respect to Options granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

          6.5 BENEFICIARY DESIGNATIONS. If permitted by the Committee, a Participant may name a beneficiary or beneficiaries to whom any vested but unexercised Option shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Option Agreement, any unexercised vested Option may be exercised by the administrator or executor of the Participant's estate.

          6.6 NONTRANSFERABILITY OF OPTIONS. No Option may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 6.5. All rights with respect to an Option granted to a Participant shall be available during his or her lifetime only to the Participant.

          6.7 NO RIGHTS AS SHAREHOLDER. No Participant (nor any transferee) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Option (or exercise thereof), unless and until certificates representing

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such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or transferee).

          6.8 WITHHOLDING REQUIREMENTS. Prior to the delivery of any Shares or cash pursuant to an Option (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including the Participant's FICA obligation (if any)) required to be withheld with respect to such Option (or exercise thereof).

          6.9 WITHHOLDING ARRANGEMENTS. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of any tax withholding obligations in connection with an Option by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using all the maximum marginal income tax rates applicable to the Participant with respect to the Option on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

          6.10 DEFERRALS. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                      SECTION 7
                         AMENDMENT, TERMINATION, AND DURATION

          7.1 AMENDMENT, SUSPENSION, OR TERMINATION. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Option theretofore granted to such Participant. No Option may be granted during any period of suspension or after termination of the Plan.

          7.2 DURATION OF THE PLAN. The Plan shall commence on the date specified in Section 1.1, and subject to Section 7.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be
granted under the Plan after December    , 1996.

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                                      SECTION 8
                                  LEGAL CONSTRUCTION

          8.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

          8.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

          8.3 REQUIREMENTS OF LAW. The granting of Options and the issuance of Shares under the Plan shall be subject to all applicable domestic and foreign laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          8.4 GOVERNING LAW. The Plan and all Option Agreements shall be construed in accordance with and governed by the laws of Bermuda.

          8.5 CAPTIONS. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.


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                                      EXECUTION

          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed the Plan on the date indicated below.


       ARAMEX INTERNATIONAL LIMITED



Dated: ______________, 1996       By ____________________________________
                                              Title:

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